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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                             The Enstar Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           GEORGIA                                           0-07477                                    63-0590560
(State or other jurisdiction of incorporation)        (Commission File Number)           (IRS Employer Identification Number)


                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (334) 834-5483

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 30, 2005, The Enstar Group, Inc. (the "Company") issued a press release ("Press Release") announcing that it filed its Form 10-K for the fiscal year ended December 31, 2004. The Press Release also announced that the Company's earnings and financial position for the year ended December 31, 2004 reported in the Company's March 17, 2005 press release were not changed. A copy of the Press Release is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

         Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

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
         Exhibit No.
         -----------
         99.1           Press Release of The Enstar Group, Inc., dated March 30,
                        2005
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2005

                                         THE ENSTAR GROUP, INC.



                                         By: /s/ Cheryl D. Davis
                                             ----------------------------------
                                             Cheryl D. Davis
                                             Chief Financial Officer, Vice
                                             President of Corporate Taxes and
                                             Secretary